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                                                                    EXHIBIT 32.2

                                  CERTIFICATION

Pursuant to 18 U.S.C.sec.1350, the undersigned officer of First BanCorp. (the "Company") hereby certifies, to such officer's knowledge, that the Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2004                       /s/  Annie Astor-Carbonell
                                            ---------------------------------
                                            Annie Astor-Carbonell
                                            Senior Executive Vice President and
                                            Chief Financial Officer